UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 13, 2004

                              CYBERLUX CORPORATION
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

        Nevada                         000-33415                91-2048178
----------------------------          -----------           -------------------
(State or other jurisdiction          Commission             (IRS Employer
   of Incorporation)                  File Number            Identification No.)


   4625 Creekstone Drive, Suite 100, Research Triangle Park, Durham, NC 27703
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (646) 352-0260

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 13, 2004, the Company mailed a letter to its record shareholders. The letter disclosed the Company's progress in furthering its business plan and status of projects not previously disclosed. In accordance with Regulation FD, this current report is being filed to publicly disclose all information that was provided to the record shareholders of Cyberlux Corporation in its December 13th letter. This report under Item 7.01 is not deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

ITEM 9.01  Financial Statements and Exhibits.

Exhibits.  The following document is filed as an exhibit to this report:

99.1     Letter to record shareholders dated December 10, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CYBERLUX CORPORATION

                                                     /s/ MARK D. SCHMIDT
                                                     ---------------------------
                                                     Mark D. Schmidt, President